                                 [CHOICE LOGO]

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2000

[PHOTO]


                               Choice Focus Fund

                              Choice Balanced Fund

                                  CHOICE FUNDS
                               Semi-Annual Report
                                 April 30, 2000

                                Table of Contents

Choice Focus Fund . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     Schedule of Investments . . . . . . . . . . . . . . . . . . . . . 4
     Statement of Assets and Liabilities . . . . . . . . . . . . . . . 6
     Statement of Operations . . . . . . . . . . . . . . . . . . . . . 7
     Statement of Changes in Net Assets . . . . . . . . . . . . . . . .8
     Financial Highlights . . . . . . . . . . . . . . . . . . . . . . .9
Choice Balanced Fund . . . . . . . . . . . . . . . . . . . . . . . . .10
     Schedule of Investments . . . . . . . . . . . . . . . . . . . . .11
     Statement of Assets and Liabilities . . . . . . . . . . . . . . .14
     Statement of Operations . . . . . . . . . . . . . . . . . . . . .15
     Statement of Changes in Net Assets . . . . . . . . . . . . . . . 16
     Financial Highlights . . . . . . . . . . . . . . . . . . . . . . 17
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . 18

Choice Focus Fund

Objective

The Choice Focus Fund seeks capital appreciation by investing primarily in 20-30 securities of companies that the portfolio manager believes have superior potential for earnings growth.

CHOICE FOCUS FUND


[PHOTO]

Perspectives from Pat Adams. . .

We feel the Choice Focus Fund has performed very strongly from its inception through April 30, 2000, up 22.01% versus only 7.20% for the S&P 500(R) Stock Index over the same time period.

At Choice we look for great companies that we believe can become big investments. We work hard to focus our efforts on picking only the very best ideas.

Generally, we will own 20-30 core positions in the Choice Focus Fund.(1) We seek out companies that we believe are high quality, fast growing and have the ability to dominate their market. To attempt to avoid unwarranted volatility, we apply strict valuation disciplines to our portfolio.

We have been concerned about a correction in the technology sector since late 1999. Our concerns centered on very high expectations and the potential for slowing but still very strong earnings momentum. Our secondary concern about technology was the prospect of higher interest rates affecting lofty valuations.

The technology sector started correcting in March, as we approached first quarter earnings reports that came out in April. The correction in technology was exacerbated by the expectation that the Federal Reserve would raise interest rates again. We began investing more of the portfolio in the technology sector as some of the companies we liked came down in price with the severe correction in the Nasdaq. At the end of April, the Choice Focus Fund had significantly raised its weighting in technology-related securities to over 50% of the portfolio. This strategy worked very well, as the S&P 500(R) Stock
Index was down 0.78% and the Nasdaq was down 5.08%, while the Choice Focus Fund was up 3.57% year-to-date through April 30th.(2)

We are very optimistic about the need for more communication capacity due to the ever-growing traffic demands of the Internet. Some of the purchases we made that address this fast growing sector, called broadband technology, are SDL, a maker of optical components, and PMC-Sierra, a maker of semiconductor devices. As com-munication capacity expands it will continue to fuel increased content on the Internet. Our largest position in the portfolio at the end of April was Lycos, which is growing strongly by providing advertising and services on the Internet.(3)
----------

(1) The Choice Focus Fund is non-diversified, therefore it is more exposed to individual stock volatility and market pressure than a fully diversified fund.
(2) The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. For the period from 11-1-99 to 4-30-00, the total return of the Index was 30.26%. It is not possible to make a direct investment in an index.
(3) As of April 30, 2000, SDL, PMC-Sierra, Lycos, Associates First Capital and Household International comprised 3.40%, 3.11%, 8.48%, 2.49%, and 1.60%, respectively, of the Fund's net assets. Portfolio composition will change over time due to ongoing management of the Fund. References to a specific security should not be construed as a recommendation of the Fund, its Advisor or Distributor.

2   Choice Focus Fund

CHOICE FOCUS FUND

Strategy

The portfolio manager looks for reasonably priced securities of companies that occupy a dominant position in a market due to size, products or services, and whose growth potential is not yet fully reflected in the company's stock price.

In addition to having a large position in technology-related securities, we also have invested in other growth companies that we believe have attractive valuations, such as financial stocks like Associates First Capital and Household International.(3) Other sectors we favor are radio stations, retailers and paper products.

During much of the period, the Fund had a significant portion of its assets in cash and similar securities. We believe that our higher cash position is prudent until the market provides us with further buying opportunities or until the Federal Reserve is finished raising interest rates. We will continue to apply our fundamental research process to select our best ideas and are pleased with our performance through this volatile market.

                            INVESTMENT RETURNS TABLE
                              As of April 30, 2000


                                                              Total Return
                                                            Since Inception*
--------------------------------------------------------------------------------
  CHOICE FOCUS FUND (inception date 11-1-99)                    22.01%
  S&P 500(R) Stock Index                                         7.20%
  * Not annualized

Performance is historical and does not represent future results. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. Investment returns and principal will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund achieved its short term performance through investments in favorable markets, new securities issuances and investments in technology, which may not be sustainable.



[LINE GRAPH]

GROWTH OF AN ASSUMED $10,000 INVESTMENT
From 11-1-99 to 4-30-00

                         CHOICE FOCUS FUND             S&P 500
                         -----------------             -------
31-0ct-99                     10,000                   10,000
30-Nov-99                     11,530                   10,203
31-Dec-99                     11,780                   10,804
31-Jan-00                     11,680                   10,261
29-Feb-00                     12,661                   10,067
31-Mar-00                     13,382                   11,052
30-Apr-00                     12,201                   11,720

This chart assumes an initial investment of $10,000 made on 11-1-99. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the Choice Focus Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this Index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

Choice Focus Fund   3

Choice Focus Fund
SCHEDULE OF INVESTMENTS
April 30, 2000  (Unaudited)

Number of Shares                                                              Value
--------------------------------------------------------------------------------------
                 COMMON STOCKS                                 80.0%
                 Banking                                        3.3%
     15,000      Bank of America Corp.                                     $  735,000
     18,000      First Union Corp.                                            573,750
                                                                           ----------
                                                                            1,308,750
                                                                           ----------
                 Computer Networking                            4.6%
     32,000      Extreme Networks, Inc.*                                    1,844,000
                                                                           ----------
                 Financial Services                             5.4%
     45,000      Associates First Capital Corp.                               998,437
     15,400      Household International, Inc.                                642,950
      6,000      Providian Financial Corp.                                    528,375
                                                                           ----------
                                                                            2,169,762
                                                                           ----------
                 Manufacturing                                  2.9%
     25,700      Tyco International Ltd.                                    1,180,594
                                                                           ----------
                 Paper Products                                 3.8%
     32,000      Fort James Corp.                                             766,000
     19,500      Willamette Industries, Inc.                                  744,656
                                                                           ----------
                                                                            1,510,656
                                                                           ----------
                 Radio Stations                                 5.3%
     14,000      AMFM, Inc.*                                                  929,250
     35,500      Infinity Broadcasting Corp.*                               1,204,781
                                                                           ----------
                                                                            2,134,031
                                                                           ----------
                 Retail                                         1.7%
      8,000      Circuit City Stores- Circuit City Group                      470,500
      4,600      Lowe's Companies, Inc.                                       227,700
                                                                           ----------
                                                                              698,200
                                                                           ----------
                 Semiconductors                                18.0%
     10,000      Advanced Micro Devices, Inc.*                                877,500
     20,000      Cypress Semiconductor Corp.*                               1,038,750
      7,500      Intel Corp.                                                  951,094
     18,000      Lam Research Corp.*                                          825,750
      6,500      Novellus Systems, Inc.*                                      433,469
      6,500      PMC-Sierra, Inc.*                                          1,247,188
      7,000      SDL, Inc.*                                                 1,365,000
     17,500      Therma-Wave, Inc.*                                           481,250
                                                                           ----------
                                                                            7,220,001
                                                                           ----------

See notes to financial statements.

4   Choice Focus Fund

Choice Focus Fund
SCHEDULE OF INVESTMENTS  (continued)
April 30, 2000  (Unaudited)

Number of Shares                                                      Value
------------------------------------------------------------------------------
                 Service                                11.6%
     73,200      Lycos, Inc.(*)                                     $ 3,403,800
     46,700      Primark Corp.                                        1,260,900
                                                                    -----------
                                                                      4,664,700
                                                                    ===========
                 Software                                16.3%
     16,500      Allaire Corp.(*)                                       908,531
    104,200      Cadence Design Systems, Inc.(*)                      1,751,863
     18,000      Commerce One, Inc.(*)                                1,099,125
      8,000      Numerical Technologies, Inc.(*)                        334,000
     13,500      Portal Software, Inc.(*)                               619,313
     95,800      Razorfish, Inc.(*)                                   1,814,212
                                                                    -----------
                                                                      6,527,044
                                                                    ===========
                 Wireless Equipment                       7.1%
     24,000      Motorola, Inc.                                       2,857,500
                                                                    -----------

                TOTAL COMMON STOCKS
                (cost $30,157,933)                                   32,115,238
                                                                    -----------

Principal Amount
----------------

                SHORT-TERM INVESTMENT                    20.3%
 $8,137,370     UMB Bank Money Market Fiduciary                       8,137,370
                                                                    -----------

                TOTAL SHORT-TERM INVESTMENT
                (cost $8,137,370)                                     8,137,370
                                                                    -----------

                TOTAL INVESTMENTS                        100.3%
                (cost $38,295,303)                                   40,252,608

                Liabilities less Other Assets            (0.3%)        (113,095)
                                                                    -----------

                NET ASSETS                               100.0%     $40,139,513
                                                                    ===========

(*) Non-income producing

See notes to financial statements.

                                                         Choice Focus Fund 5

Choice Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $38,295,303)                            $40,252,608
Cash                                                                     38,940
Receivable for investments sold                                       3,612,405
Receivable for fund shares sold                                           7,000
Interest and dividends receivable                                        33,894
Receivable from Adviser                                                     799
Other assets                                                             16,479
                                                                    -----------
Total assets                                                         43,962,125
                                                                    ===========

LIABILITIES:
Payable for investments purchased                                     3,688,580
Accrued investment advisory fee                                          32,876
Accrued distribution fee                                                 17,795
Accrued expenses                                                         83,361
                                                                    -----------
Total liabilities                                                     3,822,612
                                                                    -----------
NET ASSETS                                                          $40,139,513
                                                                    ===========

NET ASSETS CONSIST OF:
Paid in capital                                                     $38,128,432
Accumulated net investment loss                                         (30,407)
Accumulated net realized gain on investments                             84,183
Net unrealized appreciation on investments                            1,957,305
                                                                    -----------
NET ASSETS                                                          $40,139,513
                                                                    ===========

CAPITAL STOCK (NO PAR VALUE)
Issued and outstanding (unlimited shares authorized)                  3,291,962

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE           $12.19
                                                                    ===========

See notes to financial statements.

6  Choice Focus Fund

Choice Focus Fund
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Dividends                                                            $   31,540
Interest                                                                265,651
                                                                     ----------
                                                                        297,191
                                                                     ----------
EXPENSES:
Investment advisory fees                                                157,555
Shareholder servicing fees                                               58,506
Distribution fees                                                        39,389
Fund administration and accounting fees                                  29,668
Professional fees                                                        28,790
Federal and state registration fees                                      25,825
Reports to shareholders                                                  25,541
Trustees' fees and related expenses                                      15,625
Custody fees                                                              6,558
Other                                                                     9,402
                                                                     ----------
Total expenses before waiver and reimbursements                         396,859
Waiver and reimbursements of expenses by Adviser                        (42,760)
                                                                     ----------
Net expenses                                                            354,099
                                                                     ----------
NET INVESTMENT LOSS                                                     (56,908)
                                                                     ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments                                       141,091
Change in unrealized appreciation/depreciation on investments         1,957,305
                                                                     ----------
NET GAIN ON INVESTMENTS                                               2,098,396
                                                                     ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $2,041,488
                                                                     ==========

See notes to financial statements.

                                                         Choice Focus Fund   7

Choice Focus Fund
STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

OPERATIONS:
Net investment loss                                                    $   (56,908)
Net realized gains on investments                                          141,091
Change in unrealized appreciation/depreciation on investments            1,957,305
                                                                       -----------
Net increase in net assets resulting from operations                     2,041,488
                                                                       -----------

DISTRIBUTIONS PAID:
In excess of net investment income                                         (30,407)
                                                                       -----------
Net decrease in net assets resulting from distributions paid               (30,407)
                                                                       -----------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                             45,611,526
Shares issued to holders in reinvestment of distributions                   29,438
Shares redeemed                                                         (7,612,532)
                                                                       -----------
Net increase in net assets resulting from capital share transactions    38,028,432
                                                                       -----------

TOTAL INCREASE IN NET ASSETS                                            40,039,513
                                                                       -----------

NET ASSETS:
Beginning of period                                                        100,000
                                                                       -----------
End of period                                                          $40,139,513
                                                                       ===========

See notes to financial statements.

8   Choice Focus Fund

Choice Focus Fund
FINANCIAL HIGHLIGHTS
For the Six Months Ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                       (0.02)
Net realized and unrealized gains on investments                           2.22
                                                                        -------
Total Income (Loss) from Investment Operations                             2.20
                                                                        -------

LESS DISTRIBUTIONS PAID:
From net investment income                                                (0.01)
                                                                        -------
Total Distributions Paid                                                  (0.01)
                                                                        -------

NET ASSET VALUE, END OF PERIOD                                          $ 12.19
                                                                        =======

TOTAL RETURN(1)                                                           22.01%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                                $40,140
Ratio of expenses to average net assets (2)(3)                             2.25%
Ratio of net investment loss to average net assets (2)(3)                (0.36)%
Portfolio turnover rate                                                     965%

 (1) Not annualized for periods less than a full year.

 (2) Net of waiver and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 2.52%, and the ratio of net investment income to average net assets would have been (0.63)% for the six months ended April 30, 2000.

 (3) Annualized




See notes to financial statements.

                                                         Choice Focus Fund   9

CHOICE BALANCED FUND

Choice Balanced Fund

OBJECTIVE

The Choice Balanced Fund seeks capital appreciation and current income by investing primarily in a diverse group of domestic equity and fixed income securities.

The Choice Balanced Fund commenced operations on April 1, 2000. Although the Fund was operational for only one month, it had competitive returns of 4.10% relative to the S&P 500(R) Stock Index which was down 3.01%. We take a bottom-up approach to allocating assets between stocks, bonds, and cash. At Choice, we build our portfolio one security at a time. The more confidence we have in each individual equity security, the more we generally will have invested in stocks. Conversely, if it is difficult to find stocks that we believe have a significant enough upside potential, we will generally own less in equities and more in fixed income and cash.

The Balanced Fund's fixed income component was invested in investment grade corporate bonds with shorter maturities as of April 30, 2000. We believe our fixed income style captures a higher amount of income relative to the general treasury yield curve.

The Balanced Fund's asset allocation as of April 30, 2000 was approximately 43% in equities, 28% in fixed income, and the remainder in cash. We will continue to manage our mix between stocks, bonds, and cash, and anticipate increasing our equity allocation as opportunities arise.

                            INVESTMENT RETURNS TABLE

                     As of April 30, 2000                   Total Return
                                                         Since Inception(*)
---------------------------------------------------------------------------
 CHOICE BALANCED FUND (inception date 4-1-00)                    4.10 %
---------------------------------------------------------------------------
 S&P 500(R) Stock Index                                         (3.01)%

Performance is historical and does not represent future results. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. Investment returns and principal will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                  [LINE GRAPH]
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 4-1-00 to 4-30-00



                              CHOICE BALANCED FUND           S&P 500
                             ----------------------          -------

31-Mar-00                           10,000                   10,000
07-Apr-00                           10,320                   10,122
14-Apr-00                            9,860                    9,056
21-Apr-00                           10,120                    9,577
30-Apr-00                           10,410                    9,699


This chart assumes an initial investment of $10,000 made on 4-1-00. Total return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the Choice Balanced Fund will fluctuate so that an investor's shares in the Fund, when redeemed may be worth more or less than their original cost.
The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two thirds of the total market value of all domestic common stocks. The returns for this Index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

10  Choice Balanced Fund

Choice Balanced Fund
SCHEDULE OF INVESTMENTS
April 30, 2000 (Unaudited)


Number of Shares                                                     Value
----------------------------------------------------------------------------
                 COMMON STOCKS                         43.4%

                 Banking                                3.4%
      5,000      Bank of America Corp.                             $ 245,000
      6,000      First Union Corp.                                   191,250
                                                                   ---------
                                                                     436,250
                                                                   ---------

                 Computer Networking                    2.3%
      5,000      Extreme Networks, Inc.(*)                           288,125
                                                                   ---------

                 Financial Services                     4.1%
     14,500      Associates First Capital Corp.                      321,719
     10,000      Heller Financial, Inc.                              194,375
                                                                   ---------
                                                                     516,094
                                                                   ---------

                 Manufacturing                          0.4%
      1,000      Tyco International Ltd.                              45,938
                                                                   ---------

                 Paper Products                         2.9%
      9,000      Fort James Corp.                                    215,437
      4,100      Willamette Industries, Inc.                         156,569
                                                                   ---------
                                                                     372,006
                                                                   ---------

                 Radio Stations                         2.5%
      4,000      AMFM, Inc.(*)                                       265,500
      1,500      Infinity Broadcasting Corp.(*)                       50,906
                                                                   ---------
                                                                     316,406
                                                                   ---------

                 Retail                                 2.0%
     15,000      Guitar Centers (The), Inc.(*)                       204,375
      1,000      Krispy Kreme Doughnuts, Inc.(*)                      46,000
                                                                   ---------
                                                                     250,375
                                                                   ---------

                 Semiconductors                         8.5%
        500      Bookham Technology ADR(*)                            26,000
     25,000      Catalyst Semiconductor, Inc.(*)                     190,625
      5,000      Cypress Semiconductor Corp.(*)                      259,688
      2,500      Intel Corp.                                         317,031
      1,500      SDL, Inc.(*)                                        292,500
                                                                   ---------
                                                                   1,085,844
                                                                   ---------

See notes to financial statements.

                                                        Choice Balanced Fund  11

Choice Balanced Fund
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)


Number of Shares                                                     Value
-----------------------------------------------------------------------------
                 Service                                4.6%
      9,000      Lycos, Inc.(*)                                   $   418,500
      6,000      Primark Corp.                                        162,000
                                                                  -----------
                                                                      580,500
                                                                  -----------
                 Software                               8.0%
      3,000      Allaire Corp.(*)                                     165,188
     20,000      Cadence Design Systems, Inc.(*)                      336,250
      2,000      Numerical Technologies, Inc.(*)                       83,500
      7,000      Razorfish, Inc.(*)                                   132,563
      6,500      Vignette Corp.(*)                                    313,218
                                                                  -----------
                                                                    1,030,719
                                                                  -----------
                 Wireless Equipment                     4.7%
      5,000      Motorola, Inc.                                       595,312
                                                                  -----------
                 TOTAL COMMON STOCKS
                 (cost $5,175,162)                                  5,517,569
                                                                  -----------
Principal Amount
----------------
                 BONDS                                 28.0%
$   600,000      Amgen, Inc.
                 6.21%, 08/27/03                                      578,847
    475,000      Checkfree Holdings Corp.
                 6.50%, 12/01/06                                      448,281
    600,000      Colgate-Palmolive Co.
                 6.02%, 08/15/03                                      574,261
    500,000      DaimlerChrysler AG
                 7.125%, 04/10/03                                     493,764
    500,000      Lockheed Martin Corp.
                 6.85%, 05/15/01                                      492,581
    500,000      TCI Communications, Inc.
                 6.375%, 05/01/03                                     483,973
    500,000      Westinghouse Electric Corp.
                 6.875%, 09/01/03                                     486,466
                                                                  -----------
                 TOTAL BONDS
                 (cost $3,628,896)                                  3,558,173
                                                                  -----------

See notes to financial statements.

12  Choice Balanced Fund

Choice Balanced Fund
SCHEDULE OF INVESTMENTS (continued)
April 30, 2000 (Unaudited)

Principal Amount                                                      Value
------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENT                   32.4%
$4,135,803       UMB Bank Money Market Fiduciary                   $ 4,135,803
                                                                   -----------
                 TOTAL SHORT-TERM INVESTMENT
                 (cost $4,135,803)                                   4,135,803
                                                                   -----------
                 TOTAL INVESTMENTS                      103.8%
                 (cost $12,939,861)                                 13,211,545

                 Liabilities less Other Assets           (3.8%)       (483,822)
                                                                   -----------

                 NET ASSETS                             100.0%     $12,727,723
                                                                   ===========


(*) Non-income producing

See notes to financial statements.

                                                       Choice Balanced Fund   13

Choice Balanced Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $12,939,861)                             $13,211,545
Cash                                                                       1,694
Receivable for investments sold                                          875,306
Interest and dividends receivable                                        108,348
Receivable from Adviser                                                    9,392
                                                                     -----------
Total assets                                                          14,206,285
                                                                     -----------
LIABILITIES:
Payable for investments purchased                                      1,451,745
Accrued investment advisory fee                                            6,534
Accrued distribution fee                                                   2,178
Accrued expenses                                                          18,105
                                                                     -----------
Total liabilities                                                      1,478,562
                                                                     -----------
NET ASSETS                                                           $12,727,723
                                                                     ===========

NET ASSETS CONSIST OF:
Paid in capital                                                      $12,282,082
Accumulated net investment income                                         14,396
Accumulated net realized gain on investments                             159,561
Net unrealized appreciation on investments                               271,684
                                                                     -----------
NET ASSETS                                                           $12,727,723
                                                                     ===========

CAPITAL STOCK (NO PAR VALUE)
Issued and outstanding (unlimited shares authorized)                   1,222,743

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE       $     10.41
                                                                     ===========


See notes to financial statements.

14  Choice Balanced Fund

Choice Balanced Fund
STATEMENT OF OPERATIONS
For the Period Ended April 30, 2000(1) (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                                             $   1,943
Interest                                                                 29,878
                                                                      ---------
                                                                         31,821
                                                                      ---------
EXPENSES:
Investment advisory fees                                                  6,534
Shareholder servicing fees                                                5,079
Fund administration and accounting fees                                   2,843
Professional fees                                                         2,804
Federal and state registration fees                                       2,326
Reports to shareholders                                                   2,264
Distribution fees                                                         2,178
Trustees' fees and related expenses                                       1,354
Custody fees                                                                603
Other                                                                       832
                                                                      ---------
Total expenses before waiver and reimbursements                          26,817
Waiver and reimbursements of expenses by Adviser                         (9,392)
                                                                      ---------
Net expenses                                                             17,425
                                                                      ---------
NET INVESTMENT INCOME                                                    14,396
                                                                      ---------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments                                       159,561
Change in unrealized appreciation/depreciation on investments           271,684
                                                                      ---------
NET GAIN ON INVESTMENTS                                                 431,245
                                                                      ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 445,641
                                                                      =========

(1) Commenced operations on April 1, 2000.

See notes to financial statements.
                                                      Choice Balanced Fund    15

Choice Balanced Fund
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended April 30, 2000(1)
(Unaudited)
--------------------------------------------------------------------------------

OPERATIONS:
Net investment income                                                     $     14,396
Net realized gains on investments                                              159,561
Change in unrealized appreciation/depreciation on investments                  271,684
                                                                          ------------
Net increase in net assets resulting from operations                           445,641
                                                                          ------------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                                                 12,383,939
Shares redeemed                                                               (101,857)
                                                                          ------------
Net increase in net assets resulting from capital share transactions        12,282,082
                                                                          ------------
TOTAL INCREASE IN NET ASSETS                                                12,727,723
                                                                          ------------
NET ASSETS:
Beginning of period                                                                 --
                                                                          ------------
End of period (includes undistributed net investment
 income of $14,396)                                                       $ 12,727,723
                                                                          ============


(1) Commenced operations on April 1, 2000.

See notes to financial statements.

16  Choice Balanced Fund

Choice Balanced Fund
FINANCIAL HIGHLIGHTS
For the Period Ended April 30, 2000(1) (Unaudited)
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                     $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                                      0.01
Net realized and unrealized gains on investments                                           0.40
                                                                                         ------
Total Income from Investment Operations                                                    0.41
                                                                                         ------
NET ASSET VALUE, END OF PERIOD                                                           $10.41
                                                                                         ======

TOTAL RETURN (2)                                                                           4.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                                                $12,728
Ratio of expenses to average net assets (3)(4)                                             2.00%
Ratio of net investment income to average net assets (3)(4)                                1.66%
Portfolio turnover rate                                                                      92%

(1) Commenced operations on April 1, 2000.

(2) Not annualized for periods less than a full year.

(3) Net of waiver and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 3.08%, and the ratio of net investment income to average net assets would have been 0.58% for the period ended April 30, 2000.

(4) Annualized

See notes to financial statements.

                                                      Choice Balanced Fund    17

                                  Choice Funds
                          NOTES TO FINANCIAL STATEMENTS
                           April 30, 2000 (Unaudited)

(1)    ORGANIZATION

       Choice Funds (the "Trust") was established on July 16, 1999 as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Focus Fund and the Balanced Fund (collectively, the "Funds") are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund that seeks capital appreciation by normally investing in a core position of 20-30 common stocks. The Balanced Fund is a diversified fund that seeks capital appreciation and current income by normally investing in a diverse group of domestic equity and fixed income securities.

(2)    SIGNIFICANT ACCOUNTING POLICIES

       The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States ("GAAP"), which permit management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

       (A)    ORGANIZATION AND PREPAID INITIAL REGISTRATION EXPENSES

              Expenses incurred by the Trust in connection with the organization and the initial public offering of shares are expenses as incurred. These expenses were advanced by the Adviser, and the Adviser has agreed to voluntarily reimburse the Fund for these expenses, subject to potential recovery (see Note 3). Prepaid initial registration expenses are deferred and amortized over the period of benefit (not to exceed 12 months).

       (B)    INVESTMENT VALUATION

              Securities (other than short-term instruments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid prices. Securities maturing within 60 days when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Choice Investment Management, LLC (the "Adviser") pursuant to guidelines established by the Board of Trustees.

       (C)    EXPENSES

              The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their average net assets.

18  Choice Funds

       (D)    FEDERAL INCOME AND EXCISE TAXES

              No federal income tax provision has been made since the Funds intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds.

       (E)    DISTRIBUTIONS TO SHAREHOLDERS

              Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

       (F)    OTHER

              Investment transactions are recorded on a trade date basis. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)    INVESTMENT ADVISORY AND OTHER AGREEMENTS

       The Funds have an agreement with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the Adviser a monthly fee at the annual rate of 1.00% and 0.75% of the Fund's average daily net assets for the Focus Fund and the Balanced Fund, respectively. The Adviser has agreed to voluntarily waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 2.25% and 2.00% of the Fund's average daily net assets for the Focus Fund and the Balanced Fund, respectively, until October 31, 2000. The Adviser is entitled to recoup amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, to the extent actual fees and expenses for a period are less than expense limitation.

       The Trust has entered into an administration and fund accounting agreement and transfer agent agreement with Sunstone Financial Group, Inc. The administration services agreement provides for an annual fee of 0.15% which decreases as the assets of the Fund reach certain levels, subject to a minimum annual fee of $59,500, plus out-of-pocket expenses. The transfer agent agreement provides for an annual base fee per shareholder account, with a minimum fee of $18,000. The transfer agent is also paid certain fees related to set-up costs, processing and out-of-pocket expenses.

                                                              Choice Funds    19

       The Trust has entered into a distribution agreement with Sunstone Distribution Services, LLC (the "Distributor"). Under the Distribution Agreement, the Distributor shall offer shares of the Fund on a continuous basis and may engage in advertising and solicitation activities in connection therewith.

(4)    DISTRIBUTION PLAN

       The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees of up to 0.25% of each Fund's average daily net assets.

(5)    CAPITAL SHARE TRANSACTIONS

       Transactions in shares of the Funds for the period ended April 30, 2000 were as follows:

                                                  Focus Fund      Balanced Fund
                                                  ----------      -------------
             Shares sold                           3,920,421        1,232,718
             Shares issued to holders in
               reinvestment of distributions           2,497               --
             Shares redeemed                        (640,956)          (9,975)
                                                   ---------        ---------
             Net Increase                          3,281,962        1,222,743
                                                   =========        =========

(6)    INVESTMENT TRANSACTIONS

       The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the period ended April 30, 2000 were as follows:

                                           Focus Fund       Balanced Fund
                                           ----------       -------------
       Purchases                          $236,983,106      $ 17,035,815

       Sales                               206,966,264         8,391,374

       There were no purchases or sales of long-term U.S. government securities. At April 30, 2000, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $41,112,761 and $13,060,634, were as follows:

                                            Focus Fund        Balanced Fund
                                            ----------        -------------
       Appreciation                         $ 2,291,202       $   399,066
       Depreciation                          (3,151,355)         (248,155)
                                            -----------       -----------
       Net appreciation (depreciation)
        on investments                      $  (860,153)      $   150,911
                                            ===========       ===========

20   Choice Funds

  These financial agreements are submitted for the general information of the shareholders of Choice Funds.
        They are not authorized for distribution to prospective investors unless preceded or accompanied
                           by an effective prospectus.

                Sunstone Distribution Services, LLC, Distributor

         To learn more about our funds, discuss an existing account, or conduct a transaction, call
                                1 (800) 392-7107

                    If you are a Financial Professional, call
                                1 (888) 729-9559

                              Visit our web site at
                               www.choicefunds.net


                                 [CHOICE LOGO]

               P.O. BOX 759 - 207 East Buffalo Street - Suite 400
                           Milwaukee, Wisconsin 53202
                                 (800) 392-7107